WRITTEN CONSENT OF THE
BOARD OF DIRECTORS OF CAN B̅ CORP.

The undersigned, being all of the Directors (the "**Directors**") of Can B̅ Corp., a Florida corporation (the "**Company**"), required to enact these resolutions, pursuant to the Florida Business Corporation Act and the Bylaws of the Company, hereby consent to the following actions and hereby adopt and approve the following recitals and resolutions by written consent.

WHEREAS, the Company has previously filed a Form 1-A with the SEC on June 3, 2020 ("**Form 1-A**");

WHEREAS, the Company has amended the Form 1-A to address comments from the SEC (the "**Amendment**"), dated July 14, 2020; and

WHEREAS, the form, terms and provisions of the Amendment to the Form 1-A have been submitted to the Board of Directors for review and approval.

NOW, THEREFORE, BE IT RESOLVED, that the Amendment to the Form 1-A is hereby approved.

FURTHER RESOLVED, that the Amendment to the Form 1-A and any document incorporated therein does not contain any untrue statement of a material fact or fail to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the statements made in the Form 1-A.

FURTHER RESOLVED, upon the sale of the shares as described in the Amendment to the Form 1-A and the receipt of payment by the Company, the shares will be validly authorized, legally issued, fully paid and non-assessable.

FURTHER RESOLVED, that Austin Legal Group, APC ("**ALG**") may rely on the representations contained in these Resolutions in drafting the Amendment and the opinion of counsel to be included as an exhibit to the Amendment to the Form 1-A.

FURTHER RESOLVED, that, the Company shall, to the maximum extent and in the manner permitted by applicable law, indemnify ALG and each of its directors, officers, employees, agents and representatives against expenses (including attorneys' fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding arising from or related to any material misstatement or omission contained in the Form 1-A or any subsequent amendment and/or supplement thereto pursuant to the indemnity agreement contained in Exhibit B hereto.

FURTHER RESOLVED, that each person whose signature appears below does hereby constitute and appoint Marco Alfonsi, and each of them, with full power of substitution and full power to act without the other, his or her true and lawful attorney-in-fact and agent to act for him or her in his or her name, place and stead, in any and all capacities, to sign any and all amendments and/or supplements (including post-qualification amendments and/or supplements) to the Form 1-A, and to file the Form 1-A, as amended, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully, to all intents and purposes, as they or he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

FURTHER RESOLVED, Marco Alfonsi shall have the authority without need to seek approval of the Directors to commission and approve future amendments and supplements to the 1-A and to file such amendments and supplements pursuant to the powers of attorney above granted.

FURTHER RESOLVED, that the officers of the Company be, and each of them hereby is, authorized and directed to take all such further actions and to execute and deliver, in the name of and on behalf of the Company, any and all such further documents, agreements, certificates, instruments and undertakings, and to incur all such fees and expenses, as they or any of them may deem necessary or advisable to carry out the purpose of the foregoing resolution and that the taking of each such action, the execution and delivery of each such document or instrument, and the payment of each such expense shall be conclusive evidence of its necessity and advisability.

FURTHER RESOLVED, that any and all actions taken by the officers of the Company prior to the date hereof and contemplated by the foregoing resolutions are hereby adopted and approved as the acts and deeds of the Company.

The undersigned hereby agree that this written consent may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall be deemed one action.

IN WITNESS WHEREOF, the undersigned Directors, by their signatures hereunder, waive any requirement of notice required by law or the Company's Bylaws, and execute this written consent as of the 15th day of July, 2020.

PRINTED: MARCO ALFONSI

PRINTED: STANLEY L. TEEPLE

PRINTED: FREDERICK ALGER BOYER, JR.

PRINTED: RONALD A. SILVER

James F. Murphy

PRINTED: JAMES F. MURPHY

FURTHER RESOLVED, Marco Alfonsi shall have the authority without need to seek approval of the Directors to commission and approve future amendments and supplements to the 1-A and to file such amendments and supplements pursuant to the powers of attorney above granted.

FURTHER RESOLVED, that the officers of the Company be, and each of them hereby is, authorized and directed to take all such further actions and to execute and deliver, in the name of and on behalf of the Company, any and all such further documents, agreements, certificates, instruments and undertakings, and to incur all such fees and expenses, as they or any of them may deem necessary or advisable to carry out the purpose of the foregoing resolution and that the taking of each such action, the execution and delivery of each such document or instrument, and the payment of each such expense shall be conclusive evidence of its necessity and advisability.

FURTHER RESOLVED, that any and all actions taken by the officers of the Company prior to the date hereof and contemplated by the foregoing resolutions are hereby adopted and approved as the acts and deeds of the Company.

The undersigned hereby agree that this written consent may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall be deemed one action.

IN WITNESS WHEREOF, the undersigned Directors, by their signatures hereunder, waive any requirement of notice required by law or the Company's Bylaws, and execute this written consent as of the 15th day of July, 2020.

PRINTED: MARCO ALFONSI

PRINTED: STANLEY L. TEEPLE

PRINTED: FREDERICK ALGER BOYER, JR.

PRINTED: RONALD A. SILVER

PRINTED: JAMES F. MURPHY

FURTHER RESOLVED, Marco Alfonsi shall have the authority without need to seek approval of the Directors to commission and approve future amendments and supplements to the 1-A and to file such amendments and supplements pursuant to the powers of attorney above granted.

FURTHER RESOLVED, that the officers of the Company be, and each of them hereby is, authorized and directed to take all such further actions and to execute and deliver, in the name of and on behalf of the Company, any and all such further documents, agreements, certificates, instruments and undertakings, and to incur all such fees and expenses, as they or any of them may deem necessary or advisable to carry out the purpose of the foregoing resolution and that the taking of each such action, the execution and delivery of each such document or instrument, and the payment of each such expense shall be conclusive evidence of its necessity and advisability.

FURTHER RESOLVED, that any and all actions taken by the officers of the Company prior to the date hereof and contemplated by the foregoing resolutions are hereby adopted and approved as the acts and deeds of the Company.

The undersigned hereby agree that this written consent may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall be deemed one action.

IN WITNESS WHEREOF, the undersigned Directors, by their signatures hereunder, waive any requirement of notice required by law or the Company's Bylaws, and execute this written consent as of the 15th day of July, 2020.

PRINTED: MARCO ALFONSI

PRINTED: STANLEY L. TEEPLE

PRINTED: FREDERICK ALGER BOYER, JR.

PRINTED: RONALD A. SILVER

PRINTED: JAMES F. MURPHY

FURTHER RESOLVED, Marco Alfonsi shall have the authority without need to seek approval of the Directors to commission and approve future amendments and supplements to the 1-A and to file such amendments and supplements pursuant to the powers of attorney above granted.

FURTHER RESOLVED, that the officers of the Company be, and each of them hereby is, authorized and directed to take all such further actions and to execute and deliver, in the name of and on behalf of the Company, any and all such further documents, agreements, certificates, instruments and undertakings, and to incur all such fees and expenses, as they or any of them may deem necessary or advisable to carry out the purpose of the foregoing resolution and that the taking of each such action, the execution and delivery of each such document or instrument, and the payment of each such expense shall be conclusive evidence of its necessity and advisability.

FURTHER RESOLVED, that any and all actions taken by the officers of the Company prior to the date hereof and contemplated by the foregoing resolutions are hereby adopted and approved as the acts and deeds of the Company.

The undersigned hereby agree that this written consent may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall be deemed one action.

IN WITNESS WHEREOF, the undersigned Directors, by their signatures hereunder, waive any requirement of notice required by law or the Company's Bylaws, and execute this written consent as of the 15th day of July, 2020.

PRINTED: MARCO ALFONSI

PRINTED: STANLEY L. TEEPLE

PRINTED: FREDERICK ALGER BOYER, JR.

PRINTED: RONALD A. SILVER

PRINTED: JAMES F. MURPHY